SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               --------

                               FROM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of the earliest event reported:     October 6, 1998


                NET AMERICA INTERNATIONAL CORPORATION
                     (f/k/a Venture World, Inc.)
          (Exact name of registrant as specified in charter)


         DELAWARE                 33-19139-NY              11-2936371
(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)             identification no.)


                      900 4th Avenue, Suite 2900
                         Seattle, Washington
               (Address of Principal Executive Offices)


Registrant's telephone number, including area code (206) 341-9090




        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES

     Item 7.   Financial Statements and Exhibits

     Included are the financial statements of Net America International Corporation and subsidiaries for the periods ended September 30, 1998, December 31, 1997 and 1996.

     Exhibits.

     Included are the proforma financial statements of Net America International Corporation and subsidiaries for the periods ended September 30, 1998, December 31, 1997 and 1996.
















        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES

                    (A Development Stage Company)

                  Consolidated Financial Statements

                        For the Periods ended
            September 30, 1998, December 31, 1997 and 1996
















To the Board of Directors of
Net America International Corporation and Subsidiaries
(formerly Venture World, Inc.)


The accompanying consolidated balance sheets of Net America International Corporation and subsidiaries (formerly Venture World, Inc.) and subsidiaries as of September 30, 1998 and the related consolidated statements of operations, stockholders' equity, and cash flows for the nine months ended September 30, 1998 were not audited by us and, accordingly, we do not express an opinion on them.

The financial statements of Net America International Corporation and subsidiaries as of December 31, 1997 and prior periods were audited by us and we expressed an unqualified opinion on them in our report dated December 4, 1998, but we have not performed any auditing and auditing procedures since that date.





Crouch, Bierwolf & Chisholm
December 4, 1998





        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                     Consolidated Balance Sheets


                               ASSETS


                                         September 30,          December 31,
                                            1998                   1997
CURRENT ASSETS
   Cash                                 $    6,141              $     4,373
   Accounts receivable (Note 3)
       Trade (net)                          485,923                   2,530
       Other                                  2,500                     -
   Inventory (Note 3)                        22,668                    740
   Deposits                                  52,000                 55,270
   Other                                      1,916                     -

       Total Current Assets                 571,148                 62,913

PROPERTY AND EQUIPMENT (Note 5)             424,283                243,826

OTHER ASSETS
   Customer base                            104,217                    -
   Other                                      7,500                 20,458

        Total Other Assets                  111,717                 20,458

                                       $  1,107,148            $   327,197
















                             (continued)


        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                Consolidated Balance Sheet (Continued)






                 LIABILITIES AND STOCKHOLDERS' EQUITY

                                               September 30,      December 31,
                                                  1998              1997

CURRENT LIABILITIES
   Accounts payable and accrued expenses        $896,728       $  146,869
   Contracts payable                             173,416              -
   Notes payable (Note 6)                        299,638           94,062
   Notes payable - related party (Note 6)        290,000          214,992
   Other                                          33,058             -
   Current Portion - LTD                            -              25,232

        Total Current Liabilities              1,692,840          481,155

LONG TERM DEBT
   Long term debt - related party (Note 7)      155,000              -
   Long term debt (Note 8)                          -              46,274

       Total Long Term Debt                     155,000            46,274

STOCKHOLDERS' EQUITY
   Common stock (Note 1)                        10,000             488,502
   Capital in excess of par value            1,505,203                -
   Retained Deficit                         (2,255,895)           (688,734)

        Total Stockholders' Equity            (740,692)           (200,232)

                                          $  1,107,148          $   327,197




        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                Consolidated Statements of Operations




                                        For the Nine   For the       For the
                                       Months ended  Year Ended    Year Ended
                                      September 30,  December 31, December 31,
                                          1998          1997          1996
REVENUE

   Net Revenue                         $991,569      $122,655       $77,675
   Cost of revenue                      802,849        56,075        41,863

        Gross Profit                    188,720        66,580        35,812

EXPENSES
   General and Administrative         1,464,008       650,814       124,096

Other Income / (Expense)
   Income                               114,943          -             -
   Expense                              (92,676)       (9,623)       (2,703)

Provision for income taxes (Note 4)        -             -             -

NET LOSS                            $(1,253,021)      $(593,857)     $(90,98)

Net Loss Per Share (Note 1&3)       $      (.54)      $    (.58)     $  (.25)

Average Outstanding Shares
(Note 1&3)                             2,328,41        1,020,377      371,730





        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                Consolidated Statements of Cash Flows




                        For the
                        Nine Months        For the            For the
                        Ended              Year Ended          Year Ended
                        September 30,       December 31,       December 31,
                            1998              1997               1996
Cash Flows From
Operating Activities
   Net loss              $(1,253,021)      $(593,857)          $(90,987)
   Depreciation &
   Amortization               66,521          71,857             19,673
   (Increase) decrease
    in receivables         (481,248)         (2,530)               -
   Decrease (increase)
   in inventory
   and other assets         (59,303)         (56,010)              893
   Increase (decrease)
    in payables
    and accrued expense     970,823          131,422            15,447
   Stock issued for
     services                8,100            12,502               -

      Net Cash Used
     by Operating
     Activities            (748,128)         (436,616)         (54,974)



Cash Flow From Investing Activities
   Purchase of fixed
   assets                  (320,680)         (241,105)         (74,977)
   Purchase of
   customer base and other
   tangible assets         (104,217)          (21,084)             -

 Net Cash Used by
  Investing Activities     (424,897)          (235,189)         (74,977)

Cash Flows From Financing
Activities Issuance
 of common stock            494,208            331,000         135,000
 Issuance (Payment)
 of notes payable
 and leases payable         680,585            343,781         (17,329)

Net Cash Provided
by Financing Activities   1,174,793            674,781          117,671

Net (Decrease)
Increase In Cash              1,768              2,976          (12,280)

Cash at Beginning of
 Period                       4,373              1,397           13,677

Cash at End of Period        $6,141             $4,373           $1,397

Supplemental Cash Flow Information:
Cash Paid for:
   Interest                  $13,486            $8,061           $2,703
   Taxes                     $  -               $  -             $  -


        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                  Statements of Stockholder's Equity
         For the Period January 1, 1996 to September 30, 1998

                                                   Additional
                                  Common Stock      Paid-in     Retained
                                  Shares   Par     Capital       Deficit

Balance, January 1, 1996
   (Note 1)                     371,730   $10,000  $  -        $ (3,890)

Capital contributed to subsidiary
    corporation (Note 1)           -      135,000     -             -

Net loss for the period            -         -        -          (90,987)

Balance, December 31, 1996      371,730   145,000     -          (94,877)

Shares issued for services      614,257   12,502      -              -

Shares issued for cash        1,024,245  331,000      -              -

Net loss for the period            -         -        -          (593,857)

Balance, December 31, 1997    2,010,232   488,502     -           (688,734)

Shares issued for cash and
 assets                       1,515,775  1,026,701     -           -

Net loss for the nine months       -        -          -        (1,253,021)

Reorganization Adjustment
   (Note 1)                   6,473,993 (1,505,203) 1,505,203    (314,140)

Balance, September 30, 1998   10,000,000 $10,000    $1,505,203  $(2,255,895)






        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
            Notes to the Consolidated Financial Statements
                         September 30, 1998


NOTE 1 - BACKGROUND AND HISTORY


NetAmerica International Corporation is a consolidated group of companies including the parent corporation, NetAmerica International Corporation (NetAmerica International), and its two subsidiaries, NetAmerica, Inc. (NetAmerica) and PolarCap, Inc. (PolarCap). Net America, Inc. has a subsidiary, Quantum Interlink Internet, Inc. (Quantum)

Net America International (formerly Venture World, Inc.) is a Delaware Corporation organized on May 6, 1987 for the purpose of seeking out and developing any general business opportunity.

NetAmerica is a Washington Corporation organized in April 1997 for the purpose of providing access to products and services to small and medium internet providers.

Quantum is an Idaho Corporation organized in December 1995 for the purpose of providing access to products and services to small and medium internet providers.

PolarCap is a California Corporation organized on April 7, 1997 for the purpose of investing in and developing rights to a variety of software technologies related to multimedia, development tools, and applications technologies.

NetAmerica and PolarCap were 100% acquired by Net America International on September 30, 1998. Together, all four companies are combined into NetAmerica International Corporation, a consolidated group of corporations known in this report as the Company.

The accounting for the acquisition of subsidiaries is treated as a "reverse acquisition" whereby the control parties of the subsidiary corporations (NetAmerica and PolarCap) take control of the parent corporation (NetAmerica International). The balance sheet at September 30, 1998 is presented as if the historical cost data from all four corporations are combined into one, similar to a "pooling of interests method of accounting".

Per SEC guidelines, the balance sheet at December 31, 1997, the statements of operations, stockholder's equity, and cash flow information for all periods is that of the acquiring party - Net America, Inc., the Washington company and its subsidiary, Quantum.. All such information for the parent corporation and PolarCap, Inc. are excluded from such financial schedules.

The balance sheet shown for September 30, 1998 is the consolidated financial statements of NetAmerica International Corporation, NetAmerica, Inc. and PolarCap, Inc. Net loss per share is shown as totaled operating results of NetAmerica, Inc. and subsidiary divided by total average outstanding shares of NetAmerica. At December 31, 1997, total shares outstanding is that of NetAmerica, which shows 2,010,232 shares outstanding (no par) with a stated value of $488,502, including 371,730 shares issued for Quantum which had a stated capital of $145,00 at the time of acquisition in 1997. At September 30, 1998 NetAmerica International had 10,000,000 shares outstanding ($.001par)(300,000,000 authorized) including 6,000,000 issued for the purchase of NetAmerica (and Quantum) and 2,400,000 shares issued for the purchase of PolarCap.


NOTE 2 -  UNAUDITED INFORMATION

The information furnished herein for the nine months ended September 30, 1998 was taken from the books and records of the Company without audit. However, such information reflects all adjustment which are, in the opinion of management, necessary to properly reflect the results of the interim period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation The consolidated financial statements include the accounts of NetAmerica International and its subsidiaries PolarCap and NetAmerica (including Quantum). Collectively, these entities are referred to as the Company. All significant intercompany transactions and accounts have been eliminated.

Cash and Cash Equivalents
For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be equivalents.

Nonmonetary Transactions
Nonmonetary transactions are transactions for which no cash was exchanged and for which shares of common stock were exchanged for goods or services. These transactions are recorded at fair market value as determined by the board of directors.

Inventories
Inventories are stated at the lower of cost (specific identification) or market, and consists of computer and telephone components.

Accounts Receivable
Accounts receivable are shown net of the allowance for doubtful accounts. This amount was determined to be $70,093 at September 30, 1998 and $0 at December 31, 1997.

Earnings Per Share and Average Shares Outstanding
Earnings (loss) per share are computed based on the weighted average method.

NOTE 4 - INCOME TAXES

The Company adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" in the fiscal year ended December 31, 1997 and has applied the provisions of the statement on a retroactive basis to all the previous years which resulted in no significant adjustment.

Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.


NOTE 4 - INCOME TAXES (continued)

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no temporary differences at September 30, 1998 and earlier years, and accordingly, no deferred tax liabilities have been recognized for all years.

The Company had cumulative net operating loss carryforwards of approximately $538,000 at December 31, 1997. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of
future tax benefit from such net operating   loss carryforwards is not
presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates at December 31, 1997 have been offset by valuation reserves. The net operating losses begin to expire in 2017.

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

                                    September 30,        December 31,
                                          1998            1997
   Computer Equipment & Software       $ 351,594        $ 295,859
   Furniture & Fixtures                  211,648           25,627
   Leasehold Improvements                12,944            12,944
   Accumulated depreciation            (151,903)          (90,604)
                                 $      424,283         $ 243,826

Furniture and Fixtures are being depreciated on the straight-line method over the estimated useful lives of five (5) years. Computer equipment and software are being depreciated on a straight line method over the estimated useful life of 3 years. Depreciation expense for the period is $61,299 for 1998, $70,931 for 1997, and $19,673 for 1996.


NOTE 6 - NOTES PAYABLE

Notes payable consist of the following:
                                                  September 30,   December 31,
                                                     1998           1997
  Note payable to an unrelated private individuals
  bearing interest at 9% to 15%, various due dates
  $15,398 (98) and $0 (97) secured by company
  officer. $284,240 (98) and $0 (97) unsecured     $299,638      $   94,062

  Note payable to company officers and directors
  bearing interest at 12 to 18%. $140,000 (98) and
  $182,000 (97) secured by stock of the Company,
  $150,000 (98) and $32,992 (97) unsecured.
  Various due dates                              $  290,000      $  214,992

NOTE 7 - LONG TERM DEBT-RELATED PARTY

The notes payable - related party consist of advances from Company officers and directors. The balances are as follows:

                                                September 30,  December 31,
                                                    1998          1997
  Notes payable bearing interest at 10%. No terms
  for repayment.  Unsecured.                     $  155,000    $     -

The Company has yet negotiated a payment date for this class of debt. The current anticipated plans call for repayment beyond twelve months; therefore, the debt has been classified as long term.

NOTE 8 - LONG TERM DEBT

The Company has negotiated several leases for equipment used in the business. Lease commitments are as follows:
                                                        December 31,
                                                            1997
  Lease Payable for Computer equipment,
  12% interest rate, secured by the equipment,
  36 payments of $447. Purchase option                 $     5,875


NOTE 8 - LONG TERM DEBT (continued)
                                                         December 31,
                                                             1997
  Lease Payable for Computer equipment,
  14% interest rate, secured by the equipment,
  36 payments of $64. Purchase option of $1,400             1,033

  Lease Payable for Telephone equipment,
  12% stated interest rate, 48 payments of $528
  Purchase option of $1                                    19,713

  Lease Payable for Computer equipment,
  12% stated interest rate, 36 payments of $1,565
  purchase option FMV                                     44,885
                                                     $    71,506

  Less: Current Portion                                   25,232
                                                     $    46,274

Future lease commitments are as follows:

      1998             $   32,205
      1999                 25,440
      2000                 21,990
      2001                  5,813
                       $   85,448
Less amount
representing
interest                   13,942
                       $   71,506

NOTE 9 - USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. In these financial statements, assets, liabilities and earnings involve extensive reliance on management's estimates. Actual results could differ from those estimates.


NOTE 10 - COMMITMENTS AND CONTINGENCIES

Operating Leases
The Company leases office space in Seattle, Washington. The terms are month to month at $8,500 per month. In December 1998, the Company signed a new lease for approximately $12,000 per month. Quantum leases space in Provo, Utah at $1,250 per month; month to month terms.

Disputed Accounts Payable - 1998
The Company is contemplating litigation against one of its internet backbone providers for contract violations and loss of business. A prevailing decision would reduce the accounts payable by $155,689. (1998 only).

The Company is also negotiating for extended ramps on its "take or pay" contracts with its backbone providers. A favorable negotiation would reduce the accounts payable by $35,000 and extend the company's contract term to three years.

Minimum Purchase Agreement
The Company has entered into an agreement to purchase minimum internet access services from a provider with a "ramp up" time period beginning in month 3 after the contract start date of September, 1997. The minimum purchase amounts are as follows:

            Month 1   $0            Month 7    $50,000
            Month 2   $0            Month 8    $60,000
            Month 3   $10,000       Month 9    $75,000
            Month 4   $20,000       Month 10   $100,000
            Month 5   $30,000       Month 11   $125,000
            Month 6   $40,000       Month 12   $150,000

The Company has experienced and is expected to experience in the future a renegotiation of these minimums.

Legal Settlement

The Company has settled a lawsuit by a former officer brought on for unpaid salary and out of pocket expenses. The claim is being settled for $10,000.








                       Supplementary Schedules

                    Proforma Financial Statements

             For the Period Ended September 30, 1998 and
                      December 31, 1997 and 1996


        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                       Proforma Balance Sheets
                          September 30, 1998

                  NetAmerica
               International  NetAmerica  Quantum PolarCap Adjustments Total
ASSETS
Cash and
short term
deposits          $ 1,463       $ 988      $3,786  $3,690   $   -     $ 9,927
Prepaid expenses
and other
current assets    253,500     562,507        -      2,500   (253,500)  565,007
TOTAL             254,963     563,495       3,786   6,190       -      828,434

CAPITAL ASSETS       -        401,507      70,238   22,776      -      494,521

OTHER ASSETS      (727,388)   111,717        300      -     727,388    112,017

TOTAL             $(472,425) $1,076,710   $74,324  $28,966   $  -    $ 707,584

LIABILITIES AND
 SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable
and accruals    $    200     $820,528     $11,199   $ 64,000 $  -     $895,927
Notes and
advances payable  255,000     553,112      68,301    34,500     -     910,913
TOTAL             255,200   1,373,640      79,500    98,500     -    1,806,840

LONG TERM DEBT       -        374,000        -         -    (253,500) 120,500

STOCKHOLDERS' EQUITY
Common Stock      10,000      874,960     145,000   411,000 (1,430,960) 10,000
Additional
paid in capital  (508,145)       -          -         -    2,158,348  1,650,203
Retained deficit (229,480)  (1,545,881)  (150,176) (480,534)    -    (2,406,071)

TOTAL           $(472,425)  $1,076,719    $74,324   $28,966  $ -    $ 707,584




        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                       Proforma Balance Sheets
                          December 31, 1997

               NetAmerica
             International  NetAmerica  Quantum PolarCap  Adjustments  Total
ASSETS
  Cash and
  short term
  deposits      $  -          $ 587      $3,786  $ 694     $    -     $ 5,067
  Prepaid
  expenses
  and other
  current assets  -            58,540       -      -            -     58,540
TOTAL             -            59,127     3,786   694           -     63,607

CAPITAL ASSETS    -            173,588    70,238  31,842        -     275,668

OTHER ASSETS      -             20,158      300     -           -     20,458

TOTAL          $  -          $252,873    $74,324  $32,536     $ -    $359,733


LIABILITIES AND
SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable
and accruals   $ 200         $135,670     $11,199  $ -          $-    $147,069
Notes and
advances
payable          -            265,985      68,301     -         -     334,286
TOTAL           200           401,655      79,500     -         -     481,355

LONG TERM DEBT   -             46,274        -        -          -     46,274

STOCKHOLDERS' EQUITY
Common Stock   50,000          343,502    145,000  248,000       -   786,502
Additional paid
in capital     171,143            -           -      -            -  171,143
Retained
 deficit       (221,343)      (538,558)   (150,176) (215,464)     - (1,125,541)

TOTAL        $  -             $252,873    $74,324    $32,536     $- $359,733






        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
            Proforma Consolidated Statements of Operations
             For the Nine Months Ended September 30, 1998

             NetAmerica
            International  NetAmerica     Quantum PolarCap Adjustments Total
INCOME        $  -          $991,569        $ -     $ -       $ -    $991,569

COST OF
INCOME           -           802,849          -       -          -   802,849

GROSS MARGIN     -           188,720          -       -          -   188,720

SALES GENERAL &
  ADMINISTRATIVE 8,137     1,190,801          -      265,070     -   1,455,871

TOTAL            8,137     1,190,801          -      265,070     -   1,455,871

OTHER INCOME
(EXPENSE)        -           22,267           -       -          -     22,267

NET INCOME
(LOSS)         $(8,137)   $(979,814)      $  -    $(265,070)     - $(1,244,884)


Note: Quantum Income and expenses included in NetAmerica Totals.


        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
            Proforma Consolidated Statements of Operations
                 For the Year ended December 31, 1997

              NetAmerica
             International  NetAmerica     Quantum PolarCap Adjustments Total


INCOME            $  -       $22,998        $99,657 $ -       $ -     $122,655

COST OF INCOME       -        13,680         42,395   -         -       56,075

GROSS MARGIN         -         9,318         57,262   -         -       66,580

SALES GENERAL &
  ADMINISTRATIVE    200      545,790         105,024 215,464     -     866,278

TOTAL               200      545,790         105,024 215,464     -     866,278

OTHER INCOME
(EXPENSE)           -        (2,086)          (7,537)   -        -     (9,623)

NET INCOME
(LOSS)           $ (200)   $(538,558)        $(55,299)$(215,464) -  $(809,321)






        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
            Proforma Consolidated Statements of Operations
                 For the Year ended December 31, 1996

               NetAmerica
              International  NetAmerica  Quantum PolarCap  Adjustments Total


INCOME            $  -         $  -    $ 7,775    $ -         $ -     $7,775

COST OF INCOME       -            -     41,863      -           -     41,863

GROSS MARGIN         -            -     35,812      -           -     35,812

SALES GENERAL &
  ADMINISTRATIVE    1,963         -    127,547      -          -     129,510

TOTAL               1,963         -    127,547      -          -     129,510

OTHER INCOME (EXPENSE)   -        -       -         -          -       -

NET INCOME (LOSS) $(1,961)      $ -    $(91,735) $  -          -   $ (93,696)





        NET AMERICA INTERNATIONAL CORPORATION AND SUBSIDIARIES
                    (formerly Venture World, Inc.)
                    Proforma Financial Statements
                       Statement of Assumptions

1 - Basis of Presentation

     The purpose of the presentation of the proforma financial statements of Net America International Corporation and Subsidiaries is to show the financial position and results of operations as if the four corporations were combined as one entity for the period for the two years 1996 and 1997 and the nine month interim period to September 30, 1998.

     Separate columns are used to show the financial position and results of each company separately, adjustments, if any between the four companies, and the resulting totals from all companies.

     Net America International Corporation acquired all of the stock of Net America and PolarCap as of September 22, 1998. NetAmerica acquired Quantum in
 July 1998. The end result being that of NetAmerica International Corporation has two subsidiaries, NetAmerica and PolarCap while NetAmerica has one subsidiary, Quantum.

     The proforma financial statements are presented as if "pooling of interest" method of accounting was used for all business acquisitions.